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                                                                                                                         EXHIBIT 4.1




                                                              Overhill Farms, Inc.
                                              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

This certifies that                                                                                               CUSIP 690212 10 5

                                                                                                                 SEE REVERSE SIDE
                                                                                                             FOR CERTAIN DEFINITIONS



is the registered holder of

                       fully paid and non-assessable shares of the Common Stock, $0.01 par value per share, of

                                                             Overhill Farms, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR


by ____________________________________

     IN WITNESS WHEREOF the said Corporation has caused this certificate to be signed by its duly aluthorized officers and its Corporate Seal to be hereunto affixed.


               /s/ James Rudis                                                                                /s/ Richard A. Horvath
                  PRESIDENT                                                                                           SECRETARY


                                                     COUNTERSIGNED AND REGISTERED:
                                                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                     TRANSFER AGENT AND REGISTRAR


                                                     by ________________________________________________




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

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND FOR
INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  --  as tenants in common                          UNIF GIFT MIN ACT --  __________________Custodian _____________
         TEN ENT  --  as tenants by the entireties                                          (Cust.)                     (Minor)
         JT TEN   --  as joint tenants with right of                                      under Uniform Gifts to Minors
                      survivorship and not as tenants                                     Act______________________________________
                      in common                                                                      (State)



                                Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ___________________________________- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------

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                             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------------------------------------------------------ Shares of

the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                               Attorney to transfer the said stock on the books of the within
------------------------------------------------------------
named Corporation with full power of substitution in the premises.


DATED _______________________


                                                                       X
                                                                        ------------------------------------------------------

In presence of

----------------------------
Siganture(s) Guaranteed By:


BY:  ________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.



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